THE
                                 (OLSTEIN LOGO)
                                     FUNDS



                                     THE
                                (OLSTEIN LOGO)
                                FINANCIAL ALERT
                                     FUND
                               SEMI-ANNUAL REPORT
                               February 28, 1998

THE (OLSTEIN LOGO) FINANCIAL ALERT FUND
President's Message
-------------------------------------------
Dear Shareholder:

We are pleased to report that The Olstein Financial Alert Fund's total return for the six months ended February 27, 1998 was 21.51%.* <F1> But rest assured, while we are pleased with this performance, we are not resting on our laurels, and continue positioning the Fund's portfolio in an attempt to achieve our objective of long-term capital appreciation over 3 to 5 year periods.

As of February 27, 1998, the Fund held approximately 25% of its assets in short-term U.S. Government backed obligations ("cash equivalents"). Such a strategy
should not be construed as a market call.   The Fund's position in cash
equivalents has been generated by the continued application of our philosophy of only buying stocks that are trading at a discount to our calculation of a company's private market value. Just as important, we must identify (and sell) stocks that have reached or exceeded our calculation of the company's private market value. The current volatile environment in the equity markets forces us to buy and sell stocks in weeks and months, as opposed to holding positions for longer periods. We refuse to hold shares in "great" companies selling at prices that have no correlation to their ability to return cash to shareholders. We prefer to hold cash equivalents, rather than rely on the greater fool theory of momentum investors, who hope to sell overpriced stocks to other investors.

As you may know, during the week of March 30, 1998, CNBC's Squawk Box show aired a five part series hosted by David Faber titled, "Olstein's Top Investment Misconceptions." The series also featured film clips of the Fund's offices and was presented in a professional, yet light and breezy format.

We believe it is important for you - our shareholders - to understand why some of the basic tenets of Wall Street, which are accepted as universal truths, are not shared by your Fund's Investment Manager. Many investors have been blinded by the unprecedented returns of the past six years. We would like you to "buy" into our investment process, not just the returns or the stocks we own.

We trust you will find the following "Investments Misconceptions" thought-provoking and helpful in gaining further insight into our investment process:

MISCONCEPTION #1:  Taxation takes precedence over investment decisions

Investment decisions must take priority over tax decisions. The presentation of after-tax mutual fund returns by the mutual fund rating services are too simplistic and meaningless. If a stock has increased in value from $50 per share to $75 per share within 6 months and we think the stock is not worth more than $75 per share, it would take only a 5-point decline to negate the tax rate advantages of waiting for long-term gains (holding period one year/tax savings equal to 20% of profit). In addition, there may be opportunity costs from not being able to employ the money in a better risk/reward stock.

Knowing when to sell is more important to long-term performance than the unwillingness to pay taxes. It is more important to sell when a stock becomes overpriced because large losses hurt investment returns more than large gains help. Oxford Health Plans once sold at $85 per share; as of April 2, 1998, it was selling for $18 per share. The good news for the investor who bought Oxford at $50 per share, watched the stock go to $85 per share, and currently owns it at $17 per share, is that no taxes are owed.** <F2> The bad news is that the Oxford investor is moving out of his or her Park Avenue apartment. To quote Roy Neuberger, the 95 year-old investment legend from Neuberger Berman, "It may be the greatest company in the world, but if it gets overpriced, sell it. It is, after all, just a sheet of paper. Reluctance to part with a stock, either because of sentiment or an unwillingness to pay a capital gains tax, can be costly."

MISCONCEPTION #2: High portfolio turnover is negative

The Olstein Financial Alert Fund's management team believes that low portfolio turnover in the volatile markets of today represents more risk. Good companies can be bad stocks when they become overpriced and as such, should be sold. An 80% investment gain in year one, and a 50% loss on that same investment in year 2 will result in a net loss of 10% on the initial investment. In essence, large percentage declines negatively impact long-term performance more than a comparable positive percentage increase. In today's volatile markets, stocks sometimes experience moves in 2 weeks that previously took 2 years. Thus, the high price volatility in today's marketplace dictates high portfolio turnover, especially when such volatility carries individual stocks within our portfolio to prices that create unfavorable risk/reward ratios. Overpriced securities represent high-risk vehicles even if they are good companies.

MISCONCEPTION #3: The relative price/earnings ratio of one company to another is meaningful

A stock cannot be considered cheap because it sells at a price/earnings ratio discount to the overall market or another stock. If the initial stock serving as the basis of comparison is overvalued, all future comparisons to that security are meaningless.

Who says the stock market averages have the appropriate price/earnings ratio or are priced at appropriate levels? If Coca-Cola is selling at 35 times earnings, is Anheuser-Busch cheap at 24 times earnings? Maybe Coca-Cola is very overpriced and Anheuser-Busch is less overpriced. Is your $100 cat worth a $90 dog? The only comparison that should be made is the cash earnings yields of stocks (the reciprocal of the price/earnings ratio adjusted for actual cash flow), versus low-risk 3 - 5 year U.S. Treasury security yields.

MISCONCEPTION #4:  Index investing is low risk

Many people believe an index is unsinkable. The Titanic voyage was also low risk, until the ship struck an iceberg. Autopilot is OK, but radar is necessary to warn you of danger.

In the opinion of The Olstein Financial Alert Fund's management team, programmed equity investing, by its very nature, represents a form of high risk. An index fund is not capable of stopping momentum decisions, overpaying for the individual components of the index, or holding cash when the odds are against you because undervalued opportunities do not exist. In addition, periods of negative market psychology can create extraordinary downside momentum and create large tax bills as stock positions within the index fund are liquidated which were purchased many years ago at lower prices.

Investing is an art, not a science. Any attempt to make investing a science according to some pre-ordained formula increases risk. Autopilot investing discourages independent thinking and safety valves when economic or market conditions change that may effect the future of the companies included as part of the indexed portfolio. Thus, we believe formula investing increases risk.

MISCONCEPTION #5: Diversifying equity investment objectives (large cap, small cap, sector, etc.) decreases risk

The Olstein Financial Alert Fund's management team believes categorizing investments according to company size or the variability of earnings (cyclical versus growth) is performance-limiting. Even if General Motors is severely undervalued, a small cap fund is prohibited from purchasing the stock. We don't understand the reasoning behind this limitation. We believe that value opportunities can occur everywhere, and investors should be in vehicles that enable them to select investments by valuation opportunities rather than hypothetical categories. Selecting stocks according to their size is the equivalent of selecting investment advisors by their height.

MISCONCEPTION #6: Fee levels are the most important aspects in selecting money managers

We believe money managers should be selected on the basis of many factors:
      a) Discipline and compatibility to an investor's own philosophy
      b) Attitude toward risk
      c) Independent thinking
      d) Unencumbered decision making
      e) Flexibility
      f) Performance after fees
      g) Fees

Fees are tiebreakers and should be looked upon as similar to gas mileage when selecting a car. Only when two cars are equal does a purchaser look at gas mileage to help determine which one to select. Everyone has to report numbers after fees and, thus, fees are already considered when analyzing performance.

MISCONCEPTION #7: Paying attention to stock market averages is relevant to investing

Stock market averages, such as the S&P 500 Index, are nothing more than a portfolio of America's largest companies selected by executives at the Standard & Poor's Corporation and defined as a proxy for the market. There are significant performance deviations between individual components within the average. For example, Eastman Kodak's stock price has declined over the past year, whereas the S&P index has had a material upswing. A portfolio heavily weighted with Eastman Kodak would have performed poorly in the face of the large increase in the S&P index.

Looking at averages as relevant to your investment health is like saying, on average, only 2% of bungee cord jumpers die. Therefore, it is pretty safe to jump. Looking at the bungee average has little relevance to your future health, if you are one of the 2% critically injured. Averages are an attempt to give order to a business that we believe is a market of stocks as opposed to a stock market.

The real concern for investors are periods of negative market psychology during which most stocks decline with little attention paid to the valuation or the quality of the company. However, attempts at predicting the psychology of the crowd in order to profit therefrom have had little success over long periods of time.

MISCONCEPTION #8: Handicapping earnings vs. analyst estimates is helpful

Wide swings in the price of individual securities take place when companies miss an analyst's earnings estimate by sometimes as little as one penny per share. Companies are usually penalized by severe price declines in reaction to earnings reports that failed to meet analysts' estimates. Instead of the company suffering, perhaps the analyst should be fired for relying on such discrete measurements as being meaningful, and missing what is relevant to determining the value of the company. Investors searching for above-average long-term returns should ignore the quarterly mating dance between management and analysts.

In football, each game is a discrete event. The championship goes to the team winning the most games over the season, not of the team scoring the most touchdowns. Each game is separate, and, cumulative touchdowns don't count at the end of the season. On the other hand, corporate earnings are not discrete. They are continuous. A dollar of profit in one quarter is as good as the next, and what really counts is total wealth creation over many periods. Yet, analysts and investors place irrational importance on achieving discrete thresholds. A great example -- many people who purchase a stock at $100 and now believe it does not have much potential, would sell if the stock was $100, but not sell if the stock was $99.

MISCONCEPTION #9:  Volatility represents risk

Volatility represents opportunity, not risk. A stock that is volatile provides a buying opportunity for potentially large capital gains, when the volatility takes the price of the stock below our calculation of private market value. The stock can be sold when its volatility carries the price above our calculation of private market value. The Olstein Financial Alert Fund's management team seeks to take advantage of the volatility that carries the prices of the securities we have thoroughly analyzed and valued to significant deviations above and below our values. We know our values and they don't change rapidly.

We define "risk" as more than stock volatility. We believe that intrinsic risk is determined by a company's financial strength, its ability to produce excess cash flow, the quality of earnings and our confidence in the predictability of the earnings based on a company's unique business fundamentals. We are not swayed by conventional measurements of risk (Beta = degree of volatility). However, the probability that an individual stock could lose more than 20% of its value over 3-5 year periods (permanent loss of capital as opposed to temporary loss) is weighed heavily. Portfolio risk should be judged on a a stock-by-stock basis.

MISCONCEPTION #10:  Speaking to management enhances the investment process

Wall Street analysts filter down information from the management of the company that they follow. In order to maintain a friendly relationship and stay "tuned in" as a respected source on a company, it is difficult for the analyst to reach negative conclusions that contradict management's optimism. An industry analyst can ill afford to lose contact with the management of a significant company within an industry the analyst follows.

Minimizing errors is more helpful to long-term investment returns than picking winners. The Olstein Financial Alert Fund believes long-term performance is highly correlated with error avoidance. Throughout my thirty-year career, I have yet to find a company's management that warned investors in the early stages of problems that, if not solved, could cause their stock to decline. Looking behind the financial statements is more valuable than talking to management. Many times, signs of impending problems can be inferred through the analysis of a company's financial statements. We also believe that the financial statements provide a valuable clue as to the capabilities and veracity of management. Talking to management is an overrated function of the investment process. We'd rather spend two hours with an annual report looking behind the numbers than listening to company propaganda.

MISCONCEPTION #11:  International investing provides diversification

We have yet to find a proven correlation with regard to opposite movements of domestic markets and overseas markets. Investing overseas involves understanding foreign accounting, foreign currency fluctuations and government structures that add additional risk factors but offer little diversification or protection. Our position: stay away from investing in overseas markets, unless you can find locals whom you can rely upon for a thorough understanding of local politics, accounting principles, currency interactions, and other criteria.

MISCONCEPTION #12:  Analysts offer unbiased opinions

Most large research departments are attached to firms with significant investment banking departments that can place restrictions on independent opinions, especially of a negative nature. Sometimes, regulatory restrictions during an investment banking transaction prevent the brokerage firm's research department from issuing recommendations or estimates pertaining to the company involved in the investment banking transaction. Unfortunately, investment banking relationships and their high fees take precedence over truly independent research. In addition, analysts do not want to lose contact with management who may apply tremendous pressure to suppress negative research that could effect the price of their company's stock. There have been many incidents of repercussions to analysts as a result of company pressure to suppress negative opinions.

In closing, we believe that it is important to share with you why we don't necessarily subscribe to much of the "conventional wisdom" espoused by the investment community. It is not always easy to go against the crowd, especially when the momentum created by crowd psychology can result in periods of underperformance. However, our main concern is protecting our shareholders from the permanent loss of capital rather than reacting to short-term fluctuations which may produce temporary loss of capital and short-term periods of underperformance. Thus, The Olstein Financial Alert Fund is only interested in attracting shareholders who believe in our long-term approach of looking behind the numbers, and desire performance over time rather than "all the time."

Your continued trust is appreciated.

Sincerely,
/s/ Robert A. Olstein
Robert A. Olstein
President

*<F1>PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. This total return does not include the Fund's maximum Contingent Deferred Sales Charge ("CDSC") of 2.50% which would be charged if a shareholder redeemed within one year of purchase. The Fund's average annual total return for the one year period and since inception through February 27, 1998, assuming the deduction of the Fund's maximum CDSC for redemptions at the end of one year was 41.69% and 31.65% respectively. Investment returns and principal value may fluctuate, so that when redeemed, shares may be worth more or less than their original cost. This letter must be preceded or accompanied by a current prospectus. Please review the prospectus prior to investing in the Fund.

**<F2>The prices/quotes contained herein have been obtained from sources believed to be reliable. Errors and omissions excepted.


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT***<F3>
This table displays, on a quarterly basis, the Fund's net asset value per share, distributions, and the value of $10,000 invested in the Fund at the time of its inception. (Assumes all dividends were reinvested and no shares were redeemed.)

                                                       Value of Shares Owned,
                 Net Asset Value                        If Initial Investment
   Date             Per Share           Dividends            was $10,000
  -----           --------------        ----------     -----------------------
 9/21/95             $10.00                                   $10,000
 9/30/95              10.01                                    10,010
 12/31/95             10.25                $0.011              10,261
 3/31/96              10.87                                    10,882
 6/30/96              11.45                                    11,462
 9/30/96              11.70                                    11,713
 12/31/96             11.71                 1.032              12,760
 3/31/97              12.23                                    13,327
 6/30/97              13.40                                    14,602
 9/30/97              15.83                                    17,250
 12/31/97             12.81                 2.900              17,205
 3/31/98              14.78                                    19,851

***<F3>PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The above chart assumes no redemptions. Redemptions may be subject to a Contingent Deferred Sales Charge (CDSC) if made within two years of the investment of such funds. The Fund's average annual return for the one year period and since inception through March 31, 1998, assuming the deduction of the Fund's maximum CDSC for redemptions at the end of the one year period (2.50%), was 45.23% and 31.15% respectively. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost. This letter must be preceded or accompanied by a current prospectus. Please review the prospectus prior to investing in the Fund.

Schedule of Investments                            February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                     Shares or
                                     Principal     Value
                                      Amount      (Note 2)
                                      ------       -------
COMMON STOCKS - 74.4%#<F4>
  AIR TRANSPORTATION - 3.2%#<F4>
  AMR Corporation *<F5>                  34,500   $4,366,406
  Delta Air Lines, Inc. (1)<F6>          34,800    3,934,575
                                                ------------
                                                   8,300,981
                                                ------------
  AUTOS & TRUCKS - 3.0%# <F4>
  General Motors Corporation (1)<F6>     82,500    5,687,344
  Thor Industries, Inc.                  47,800    1,906,025
                                                ------------
                                                   7,593,369
                                                ------------
  BUILDING & HOUSING - 1.3%#<F4>
  Champion Enterprises, Inc. *<F5>       84,500    2,123,062
  Skyline Corporation                    36,000    1,149,750
                                                ------------
                                                   3,272,812
                                                ------------
  BUSINESS MACHINES & SOFTWARE - 1.6%#<F4>
  Xerox Corporation                      47,500    4,212,656
                                                ------------
  BUSINESS SERVICES - 3.0%#<F4>
  Catalina Marketing Corporation *<F5>   14,500      700,531
  Hvide Marine, Inc. - Class A *<F5>    225,000    4,275,000
  Sotheby's Holdings, Inc. (1)<F6>      128,800    2,616,250
                                                ------------
                                                   7,591,781
                                                ------------
  CHEMICALS & ALLIED PRODUCTS - 0.8%#<F4>
  Brunswick Technologies, Inc. *<F5>    107,400    1,718,400
  LeaRonal Inc.                          11,250      318,516
                                                ------------
                                                   2,036,916
                                                ------------
  COMMUNICATIONS & MEDIA - 0.5%#<F4>
  Meredith Corporation                   30,500    1,309,594
                                                ------------
  COMPUTERS - 4.5%#<F4>
  Quantum Corporation *<F5>             180,000    4,522,500
  Seagate Technology, Inc. *<F5>        289,500    7,038,469
                                                ------------
                                                  11,560,969
                                                ------------
  ELECTRICAL EQUIPMENT - 8.2%#<F4>
  Aavid Thermal Technologies,
    Inc. *<F5>                           25,800      886,875
  Andrea Electronics *<F5>              113,500    1,688,312
  Applied Materials, Inc. *<F5>          20,000      736,250
  KLA-Tencor Corporation *<F5>           59,000    2,723,219
  Novellus Systems, Inc. *<F5>           95,500    4,578,031
  Silicon Valley Group, Inc. *<F5>      113,000    3,079,250
  Teradyne, Inc. *<F5>                   97,500    4,600,781
  Veeco Instruments Inc. *<F5>           80,000    2,770,000
                                                ------------
                                                  21,062,718
                                                ------------

  ELECTRONICS - 7.0%# <F4>
  Corning Inc. (1)<F6>                 64,000      2,600,000
  Dupont Photomasks, Inc. *<F5>        94,300      4,149,200
  Texas Instruments Incorporated      155,000      8,970,625
  Woodhead Industries, Inc.           114,600      2,177,400
                                                ------------
                                                  17,897,225
                                                ------------
  ENTERTAINMENT & LEISURE - 2.4%#<F4>
  Brunswick Corporation (1)<F6>       192,800      6,121,400
                                                ------------
  FINANCIAL SERVICES - 1.4%#<F4>
  Hambrecht & Quist Group *<F5>        25,000        803,125
  Lehman Brothers Holdings Inc.        15,000        945,938
  Paine Webber Group Inc.              42,750      1,795,500
                                                ------------
                                                   3,544,563
                                                ------------
  FOOD, BEVERAGES & TOBACCO - 4.8%#<F4>
  Philip Morris Companies Inc.        250,000     10,859,375
  J.M. Smucker Company -
    Class B                            56,100      1,458,600
                                                ------------
                                                  12,317,975
                                                ------------
  FURNITURE & FIXTURES - 0.6%#<F4>
  La-Z-Boy Incorporated                29,200      1,399,775
                                                ------------
  HEALTH CARE SERVICES & SUPPLIES - 0.7%#<F4>
  Capital Senior Living
    Corporation *<F5>                 139,000      1,780,937
                                                ------------
  HOUSEHOLD PRODUCTS - 0.7%#<F4>
  Premark International, Inc.          57,000      1,774,125
                                                ------------
  INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%#<F4>
  LSI Industries, Inc.                 41,700        839,213
                                                ------------
  INSURANCE - 2.3%#<F4>
  Aetna Inc.                           33,000      2,883,375
  Lawyers Title Corporation *<F5>      71,700      3,127,913
                                                ------------
                                                   6,011,288
                                                ------------
  MACHINERY - AGRICULTURE & AUTOMOTIVE - 0.3%#<F4>
  Gehl Company *<F5>                   35,200        743,600
                                                ------------
  METALS & MINERALS - 2.0%# <F4>
  Cleveland-Cliffs Inc.                25,000      1,284,375
  LTV Corporation                     215,700      2,601,881
  Steel of West Virginia, Inc. *<F5>  143,900      1,295,100
                                                ------------
                                                   5,181,356
                                                ------------
  OIL & GAS SERVICES - 2.0%#<F4>
  Marine Drilling Companies, Inc. *<F5>85,000      1,524,688
  Maverick Tube Corporation *<F5>       4,450         86,497
  Rowan Companies, Inc. *<F5>         124,000      3,495,250
                                                ------------
                                                   5,106,435
                                                ------------
  PAPER & FOREST PRODUCTS - 1.6%#<F4>
  Boise Cascade Corporation           123,000      4,097,437
                                                ------------
  PRINTING & PUBLISHING - 5.5%#<F4>
  Bowater Incorporated                102,900      5,093,550
  Bowne & Co., Inc.                     6,000        254,250
  The Reader's Digest Association,
    Inc. - Class A                    169,500      4,502,344
  The Reader's Digest Association,
    Inc. - Class B                    154,500      4,248,750
                                                ------------
                                                  14,098,894
                                                ------------
  PRODUCTION - 1.6%#<F4>
  Raychem Corporation                  97,000      4,213,438
                                                ------------
  RAILROADS - 1.1%#<F4>
  Florida East Coast Industries, Inc.  27,000      2,943,000
                                                ------------
  RETAIL - 3.5%#<F4>
  Claire's Stores, Inc.                20,000        360,000
  Costco Companies, Inc. *<F5>         45,000      2,199,375
  Lund International
    Holdings, Inc. *<F5>              120,150      1,561,950
  Tandy Corporation                    20,000        890,000
  Tiffany & Co.                        82,000      3,854,000
                                                ------------
                                                   8,865,325
                                                ------------
  SAVINGS & LOAN - 0.4%#<F4>
  JSB Financial, Inc.                  20,600      1,108,537
                                                ------------
  SEMICONDUCTORS - 1.3%#<F4>
  TriQuint Semiconductor, Inc. *<F5>  140,500      3,389,563
                                                ------------
  TELECOMMUNICATIONS - 1.4%#<F4>
  Sprint Corporation                   55,000      3,630,000
                                                ------------
  TELECOMMUNICATIONS EQUIPMENT - 1.4%#<F4>
  C-COR Electronics, Inc. *<F5>        97,500      1,425,937
  Superior TeleCom Inc.                55,875      2,182,617
                                                ------------
                                                   3,608,554
                                                ------------
  TEXTILES & APPAREL - 4.0%#<F4>
  Liz Claiborne, Inc.                 166,500      8,325,000
  Quiksilver, Inc. *<F5>               64,500      1,902,750
                                                ------------
                                                  10,227,750
                                                ------------

  TRANSPORTATION EQUIPMENT - 1.1%#<F4>
  Coachmen Industries, Inc.            94,500      2,699,156
                                                ------------
  TRAVEL & RECREATION - 0.9%#<F4>
  Hilton Hotels Corporation            75,200      2,241,900
                                                ------------
     TOTAL COMMON STOCKS
       (Cost $160,955,481)                       190,783,242
                                                ------------

SHORT-TERM INVESTMENTS - 23.2%#<F4>
  MUTUAL FUNDS - 0.4%#<F4>
  Firstar Institutional Money
    Market Fund                        1,168,246   1,168,246
                                                ------------
  U.S. GOVERNMENT AGENCY
   OBLIGATIONS - 22.8%#<F4>
  Federal Home Loan Bank:
    5.54%, 3/02/1998                6,000,000      5,999,249
    5.30%, 3/06/1998                9,800,000      9,792,786
    5.30%, 3/11/1998                9,200,000      9,186,456
  Federal Home Loan
  Mortgage Corporation:
    5.28%, 3/03/1998                8,000,000      7,997,653
    5.30%, 3/04/1998                6,000,000      5,997,644
    5.42%, 3/05/1998               10,000,000      9,994,122
    5.32%, 3/09/1998 (1)<F6>        2,000,000      1,997,636
  Federal National
  Mortgage Association
    5.61%, 3/10/1998                7,500,000      7,490,006
                                                ------------
     TOTAL U.S. GOVERNMENT
       AGENCY OBLIGATIONS                         58,455,552
                                                ------------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $59,623,798)                         59,623,798
                                                ------------
TOTAL INVESTMENTS - 100.0%
   (COST $220,579,279)                          $250,407,040
                                                ------------
                                                ------------


#<F4> Calculated as a percentage of net assets.
*<F5> Non-income producing security.
(1)<F6>All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.


Schedule of Securities Sold Short                  February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                     Value
                                       Shares      (Note 2)
                                       -------      -------
SECURITIES SOLD SHORT
  COMMUNICATIONS & BROADCASTING
  Tel-Save Holdings, Inc.              12,000      $ 332,250
                                                ------------
  FINANCE & INSURANCE
  United Wisconsin Services, Inc.      14,000        434,000
                                                ------------
  MANUFACTURING
  CopyTele, Inc.                       20,000         49,375
  Itron, Inc.                          15,300        323,212
  Medicis Pharmaceutical
    Corporation - Class A              11,300        485,194
  VIVUS, Inc.                          12,000        139,500
  Zonagen, Inc.                        15,000        276,563
  Zoltek Companies, Inc.                3,000        109,500
                                                ------------
     TOTAL MANUFACTURING                           1,383,344
                                                ------------
  SERVICES
  Advanced Health Corporation          12,000        177,000
  Aspen Technology, Inc.                9,000        357,750
  Complete Management, Inc.            20,000        221,250
  Coventry Corporation                 16,500        267,094
  Foundation Health Systems,
    Inc. - Class A                     17,000        470,687
  PHP Healthcare Corporation           24,100        369,031
  Pegasystems Inc.                     27,000        573,750
  Pre-Paid Legal Services, Inc.        17,000        716,125
                                                ------------
     TOTAL SERVICES                                3,152,687
                                                ------------
  WHOLESALE & RETAIL TRADE
  Einstein/Noah Bagel Corp.            17,200         84,925
                                                ------------
     TOTAL SECURITIES SOLD SHORT
       (Proceeds $5,052,126)                     $ 5,387,206
                                                ------------
                                                ------------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $220,579,279)                        $250,407,040
  Cash                                                                  244,810
  Receivable from broker for proceeds on securities sold short        4,936,340
  Receivable for investments sold                                     8,841,117
  Capital shares sold                                                   266,179
  Dividends and interest receivable                                     174,705
  Other receivables                                                      47,448
  Organizational expenses, net of accumulated amortization               56,645
  Other assets                                                           31,698
                                                                   ------------
         Total Assets                                               265,005,982
                                                                   ------------
LIABILITES:
  Securities sold short, at value (proceeds of $5,052,126)            5,387,206
  Payable for securities purchased                                    2,340,426
  Capital shares redeemed                                                11,643
  Payable to Adviser                                                    187,366
  Accrued expenses and other liabilities                                535,925
                                                                   ------------
         Total Liabilities                                            8,462,566
                                                                   ------------
NET ASSETS                                                          256,543,416
                                                                   ------------
                                                                   ------------
NET ASSETS CONSIST OF:
  Capital stock                                                     199,320,479
  Accumulated undistributed net realized
    gain on investments sold and
    securities sold short                                            27,730,256
  Net unrealized appreciation (depreciation) on:
    Investments                                                      29,827,761
    Short positions                                                    (335,080)
                                                                   ------------
         Total Net Assets                                          $256,543,416
                                                                   ------------
                                                                   ------------
Shares outstanding (250,000,000 shares of $.001
 par value authorized)                                               17,598,381

Net Asset Value, Redemption Price and Offering Price Per Share           $14.58
                                                                         ------
                                                                         ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations           Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    For the
                                                                Six Months Ended
                                                               February 28, 1998
                                                               -----------------
                                                                  (Unaudited)
INVESTMENT INCOME:
  Interest income                                                $  1,048,930
  Dividend income on long positions                                   882,249
                                                                  ------------
         Total investment income                                    1,931,179
                                                                  ------------
EXPENSES:
  Investment advisory fee                                           1,068,741
  Administration fee                                                   94,793
  Shareholder servicing and accounting costs                           66,393
  Custody fees                                                         28,972
  Federal and state registration                                       30,600
  Professional fees                                                    25,553
  Distribution expense                                              1,068,741
  Reports to shareholders                                               5,000
  Directors' fees and expenses                                          7,861
  Amortization of organizational expenses                              12,618
  Other                                                                12,164
                                                                  ------------
         Total expenses                                             2,421,436
                                                                  ------------
         Net investment loss                                         (490,257)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
      Long transactions                                            40,945,561
      Short transactions                                             (385,326)
  Change in unrealized appreciation (depreciation) on:
      Investments                                                   1,393,786
      Short positions                                                 715,601
                                                                  ------------
  Net realized and unrealized gain on investments                  42,669,622
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $42,179,365
                                                                  ------------
                                                                  ------------
    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                              For the               For the
                                          Six Months Ended        Year Ended
                                         February 28, 1998      August 31, 1997
                                            ------------         ------------
                                            (Unaudited)
OPERATIONS:
  Net investment loss                     $ (490,257)              $ (612,622)
  Net realized gain (loss):
      Long transactions                    40,945,561               25,164,729
      Short transactions                    (385,327)                  432,004
  Change in unrealized appreciation
   (depreciation) on:
      Investments                           1,393,786               26,645,062
      Short positions                         715,601              (1,170,245)
                                         ------------             ------------
  Net increase in net assets
   resulting from operations               42,179,365               50,458,928

DISTRIBUTIONS TO SHAREHOLDERS FROM
   NET REALIZED GAIN                      (35,837,667)             (10,206,993)
                                         ------------             ------------
  Net increase in net assets from
      Fund share transactions (Note 6)     74,600,085               26,344,944
                                         ------------             ------------
TOTAL INCREASE IN NET ASSETS               80,941,783               66,596,879

NET ASSETS:
  Beginning of period                     175,601,633              109,004,754
                                         ------------             ------------
  End of period (including undistributed
      net investment loss
      of $(490,257) and $(612,622),
      respectively)                     $ 256,543,416            $ 175,601,633
                                         ------------             ------------
                                         ------------             ------------
    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding for the Fund throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                    For the Period
                                                 For the             For the     September 21, 1995+<F7>
                                             Six Months Ended       Year Ended         through
                                            February 28, 1998    August 31, 1997   August 31, 1996
                                            -----------------    ----------------  ----------------
                                               (Unaudited)
NET ASSET VALUE - BEGINNING OF PERIOD             $14.79               $11.21            $10.00
                                                 -------              -------           -------
INVESTMENT OPERATIONS:
  Net investment loss                             (0.03)               (0.05)            (0.07)
  Net realized and unrealized gain on
   investments                                      2.72                 4.66              1.29
                                                 -------              -------           -------
           Total from investment operations         2.69                 4.61              1.22
                                                 -------              -------           -------
DISTRIBUTIONS:
  From net realized gain on investments           (2.90)               (1.03)            (0.01)
                                                 -------              -------           -------

NET ASSET VALUE - END OF PERIOD                   $14.58               $14.79            $11.21
                                                 -------              -------           -------
                                                 -------              -------           -------

TOTAL RETURN:++<F8>                                21.51%               43.61%            12.22%

Ratios (to average net assets)/Supplemental Data:
  Expenses                                        2.27%*<F9>            2.38%            2.43%*<F9>
  Net investment loss                           (0.46)%*<F9>          (0.45)%          (0.68)%*<F9>
Portfolio turnover rate                           84.13%              164.92%          139.77%*<F9>
Average commission rate paid                     $0.0597              $0.0581           $0.0592
Net assets at end of period (000 omitted)       $256,543             $175,602          $109,005

+<F7> Commencement of Operations.
++<F8>Total returns do not reflect any deferred sales charge. The total returns for the periods, September 21, 1995 through August 31, 1996 and six months ended February 28, 1998, have not been annualized.
*<F9> Annualized.
    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

  Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

  Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

  Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, will be made annually in December. Additional distributions may be made to the extent necessary.

  Deferred Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Other. Investment security transactions are accounted for on a trade date basis. The fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $58,146 of interest earned on receivables from brokers for proceeds on securities sold short.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended February 28, 1998, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

                  Purchases                        $159,686,371
                  Sales                             146,841,117

  The following balances for the Fund are as of February 28, 1998:

      Cost for       Net Tax Basis     Tax Basis Gross     Tax Basis Gross
   Federal Income      Unrealized         Unrealized         Unrealized
    Tax Purposes      Appreciation       Appreciation       Depreciation
   --------------    -------------      --------------     --------------
    $220,704,401      $29,702,639        $32,666,219        $(2,963,580)

  Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At February 28, 1998, the Fund had 2.1% of its net assets in short positions. For the six months ended February 28, 1998, the cost of investments purchased to cover short sales and the proceeds from those investments sold short were $7,675,906 and $8,111,096, respectively.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended February 28, 1998, the Fund incurred investment management fees of $1,068,741.

  Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

  Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLAN. Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of Wilmington Trust Company, and Olstein & Associates (together the "Distributors") have entered into a distribution and underwriting agreement with the Fund dated August 18, 1995, under which the Distributors act as co-underwriters to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted a Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Amounts paid under the 12b-l Plan may compensate the Distributors or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plan is 1.00% per annum of the Fund's average daily net assets. For the six months ended February 28, 1998, fees accrued by the Fund pursuant to the 12b-1 Plan were $1,068,741.

  During the six months ended February 28, 1998, the fund paid total brokerage commissions of $174,503 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At February 28, 1998, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of Fund:

                                     Six Months Ended           Year Ended
                                    February 28, 1998        August 31, 1997
                                  ---------------------    -------------------
                                       (unaudited)
                                    Shares      Amount      Shares      Amount
                                   --------    --------    --------    --------

  Shares sold                     4,581,133 $64,895,981   1,707,526 $21,552,725
  Shares issued to share-
    holders in reinvestment
    of distributions              2,833,901  35,338,744     873,315  10,182,852
  Shares redeemed                (1,691,419)(25,634,640)   (432,096) (5,390,633)
                                 ----------- -----------  ---------- -----------
  Net increase                    5,723,615 $74,600,085   2,148,745 $26,344,944
                                            -----------             -----------
                                            -----------             -----------
  SHARES OUTSTANDING:
  Beginning of period            11,874,766               9,726,021
                                 -----------            -----------
  End of period                  17,598,381              11,874,766
                                 -----------            -----------
                                 -----------            -----------



                                    TRUSTEES
                             ---------------------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                            -----------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTORS
                           --------------------------
                           Olstein & Associates, L.P.
                       & Rodney Square Distributors, Inc.

                         ADMINISTRATOR, TRANSFER AGENT,
                       DIVIDEND PAYING AGENT, SHAREHOLDER
                          SERVICING AGENT & CUSTODIAN
                      ------------------------------------
                             Firstar Trust Company
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53201

                                 LEGAL COUNSEL
                                ----------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                            -----------------------
                               Ernst & Young LLP
                               2001 Market Street
                             PHILADELPHIA, PA 19103

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.
                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113